Supplement dated February 14, 2025, to the Initial Summary Prospectus, Updating Summary Prospectus,

and Prospectus dated May 1, 2024

for Protective Executive Benefits Registered VUL policies
issued by Protective Life Insurance Company

Protective COLI VUL

Supplement dated February 14, 2025, to the Initial Summary Prospectus, Updating Summary Prospectus,

and Prospectus dated May 1, 2024

for Protective Executive Benefits Registered VUL NY policies issued by Protective Life and Annuity Insurance Company

Protective NY COLI VUL

This Supplement amends certain information in your variable universal life policy prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-265-1545.

Effective immediately, the Sub-Account investing in the Janus Henderson Global Sustainable Equity Portfolio – Institutional Shares is closed to new investors.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Funds available under your Policy, contact us by writing or calling Protective Life at P.O. Box 292, Birmingham, AL 35201-0292 or toll free at 1-800-265-1545. You may also obtain Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”  Please keep this Supplement for future reference.